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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011
Presidential Life Corporation (Exact name of registrant as specified in its charter)

Delaware	000-05486	13-2652144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

69 Lydecker Street Nyack, New York 10960 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (845) 358-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 10, 2011, the Board of Directors of Presidential Life Corporation (the “Company”) determined, upon advice of management, that the Company’s financial statements for the years ended December 31, 2009 and 2008, as restated in its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission (“SEC”) on March 29, 2011 (“2010 Form 10-K”), the financial statements for the year ended December 31, 2010 included in the 2010 Form 10-K and the financial statements for each of the first three quarters of the year ended December 31, 2010 (such previously issued financial statements, the “Subject Financial Statements”), should no longer be relied upon because they contain an error as addressed in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 250, Accounting Changes and Error Corrections.  The nature of the error is discussed below.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on March 10, 2011, the Board of Directors of the Company determined on March 7, 2011 that the Company’s financial statements for the years ended December 31, 2009 and 2008 (the “Annual Financial Statements”) and for the quarterly periods ended March 31, 2010, June 30, 2010 and September 30, 2010 (the “Quarterly Financial Statements” and, together with the Annual Financial Statements, collectively, the “Previously Issued Financial Statements”) should no longer be relied upon because they contained an error as addressed in FASB ASC Topic 250.  The errors in the Previously Issued Financial Statements related to the application of the equity method of accounting for the Company’s limited partnership investments.  The Company sought to correct the error with respect to the Annual Financial Statements by restating such financial statements included in its 2010 Form 10-K (the “Original Restatement”), and the Company intends to correct the error in the Quarterly Financial Statements through the filing of amendments to its Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010.

In the process of preparing the Subject Financial Statements, the Company made an error in failing to analyze other-than-temporary-impairment (“OTTI”) related to its limited partnership investments.  Management has determined that this error resulted in an understatement of net loss for the year ended December 31, 2008 and an overstatement of net income for the year ended December 31, 2009 in the Subject Financial Statements.  The error resulted in an understatement of accumulated other comprehensive income and an overstatement of retained earnings as of December 31, 2010, 2009 and 2008.   There was no change to total stockholder’s equity as a result of the error.  Because the components of stockholder’s equity are being restated, accumulated other comprehensive income and retained earnings will change in each of the first three quarters of 2010 from that previously reported.  As of the date of this Current Report, management has not had sufficient time to determine with precision the impact of this error on the Subject Financial Statements or other prior period financial statements.  For the effect of this restatement of the Subject Financial Statements, please refer to the amendment to the 2010 Form 10-K to be filed on Form 10-K/A.  The Company intends to reflect the effects of this restatement on the Quarterly Financial Statements in the Form 10-Q amendments referenced above.

The Company’s board of directors and management consulted with BDO USA, LLP, the Company’s registered independent public accounting firm with respect to the matters set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: May 10, 2011	By:	/s/Donald L. Barnes
		Name:	Donald L. Barnes
		Title:	Chief Executive Officer